Purchases and Sales of Lithium Carbonate	12 Months Ended
Dec. 31, 2024
Disclosure of detailed information about business combination [abstract]
Purchases and Sales of Lithium Carbonate
9.
PURCHASES AND SALES OF LITHIUM CARBONATE

Prepayment of purchases and sales of lithium carbonate

In Q2 2023, the Company entered into an agreement to receive prepayments from Ganfeng with respect to the Company’s sale of 80% of its 49% share of the future lithium carbonate production from Minera Exar. The agreement provided the Company the right to settle its obligation to Ganfeng through assigning its rights to receive a corresponding value of lithium carbonate from Minera Exar.

Concurrently, the Company entered into an agreement to make prepayments to Minera Exar with respect to the Company’s 49% share of the future lithium carbonate production from Minera Exar. The prepayments to Minera Exar were non-interest bearing (except in the case of default) and were settled as a credit against the purchase of lithium carbonate within 365 days of the prepayment invoice.

As at December 31, 2023, there were $6,673 prepayments that had been made to Minera Exar and $2,322 prepayments received from Ganfeng, which were fully settled in Q1 2024 against the lithium carbonate purchases from Minera Exar and sales to Ganfeng respectively.

9.
PURCHASES AND SALES OF LITHIUM CARBONATE (continued)

Offtake Agreement with Ganfeng and Bangchak

The Company and Ganfeng are entitled to a share of offtake from production at Cauchari-Olaroz. The Company is entitled to 49% of the offtake, which would amount to approximately 19,600 tonnes per annum (“tpa”) of lithium carbonate assuming full capacity is achieved. The Company has entered into an offtake agreement with each of Ganfeng and BCP Innovation PTE. LTD (“Bangchak”), a wholly-owned subsidiary of Bangchak Corporation Public Company Ltd., to sell a fixed amount of offtake production at market-based prices, with Ganfeng entitled to 80% of the first 12,250 tpa of lithium carbonate (9,800 tpa assuming full production capacity) and Bangchak entitled to up to 6,000 tpa of lithium carbonate (assuming full production capacity).

The balance of the Company’s offtake entitlement, amounting to up to approximately 3,800 tpa of lithium carbonate is uncommitted, but for limited residual rights available to Bangchak to the extent production does not meet full capacity.

Purchases and sales of lithium carbonate

During the year ended December 31, 2024, the Company purchased its 49% share of Minera Exar’s lithium carbonate shipped during the period. The Company sold the purchased lithium carbonate to Ganfeng and Bangchak and acted in the capacity of agent in such sales transactions, as the Company’s acquisition of title to lithium carbonate was simultaneous with the sale of lithium carbonate to Ganfeng and Bangchak and the Company was not directly exposed to inventory or price risk related to lithium carbonate.

During the year ended December 31, 2024, the Company made approximately $94,800 worth of purchases of lithium carbonate from Minera Exar and sold an equivalent amount, totaling approximately $94,800, to Ganfeng and Bangchak. Since there was no net commission earned by the Company, there was no impact on the Company’s statement of comprehensive loss for the year ended December 31, 2024.

As at December 31, 2024, the Company had a payable of $21,152 to Minera Exar for lithium carbonate purchases, and receivables of $14,625 from Ganfeng and $2,811 from Bangchak for sales of lithium carbonate, as disclosed on the statement of financial position. The Company performed an expected credit loss assessment for these receivables, which did not indicate any significant credit risk or factors that would result in default, as all receivables were settled subsequent to the year-end.